UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2022

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 16, 2022, the Board of Directors of Texas Capital Bancshares, Inc. (the “Company”) elected Thomas E. Long as a member of the Board.
Mr. Long currently serves as co-Chief Executive Officer of Energy Transfer LP, owner and operator of one of the largest and most diversified portfolios of energy assets in North America. He brings more than three decades of leadership experience in the energy industry to his new role. From 2016 through 2020, he served as Energy Transfer’s Group Chief Financial Officer. Previously, Mr. Long served as Executive Vice President and Chief Financial Officer of Regency GP LLC, as Vice President and Chief Financial Officer of DCP Midstream Partners and in executive leadership positions of increasing responsibility at subsidiaries of Duke Energy Corp., one of the nation’s largest electric power companies. He currently serves on the Board of Directors of Energy Transfer LP and as Chairman of USA Compression Partners, LP.
In connection with his election, Mr. Long was granted 1,542 restricted stock units under the Company's 2022 Long-Term Incentive Plan, which will vest on the first anniversary of the date of grant. Mr. Long will receive cash compensation commensurate with that received by the Company’s other non-management directors, as described in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders as filed with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2022. The Company will enter into a standard director indemnity agreement with Mr. Long, a form of which was filed with the SEC as Exhibit 10.14 to the Company’s Annual Report on Form 10-K on February 21, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 17, 2022	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ J. Matthew Scurlock
J. Matthew Scurlock Chief Financial Officer